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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 12, 2003
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                      1-9924                     52-1568099
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(State or other                (Commission                (IRS Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)

  399 Park Avenue, New York, New York                  10043
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(Address of principal executive offices)             (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)









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                                 CITIGROUP INC.

                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibits:

         Exhibit No.       Description

         1.01 Distribution Agreement, dated March 12, 2003, between the Company and Salomon Smith Barney Inc., relating to the offer and sale of the Company's Medium-Term Senior Notes, Series F, Due Nine Months or More from Date of Issue and Medium-Term Subordinated Notes, Series F, Due Nine Months or More from Date of Issue.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  March 12, 2003                CITIGROUP INC.



                                      By: /s/ Michael J. Tarpley
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                                              Michael J. Tarpley
                                              Assistant Secretary